UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

EXELIXIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-30235

Delaware	04-3257395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of Principal Executive Offices, Including Zip Code)

(650) 837-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Exelixis, Inc. (the “Company”) is correcting a statement made during the Company’s conference call on November 5, 2007 to discuss the Company’s third quarter 2007 financial results and business updates. The statement related to the timing of the repayment of the Company’s loan from GlaxoSmithKline. Thirty-three percent of the outstanding balance of the loan, plus accrued and unpaid interest, is due and payable to GlaxoSmithKline on each of the first, second and third anniversaries of the later of (i) the expiration of the development term under the product development and commercialization agreement between the Company and GlaxoSmithKline in October 2008 or (ii) the expiration of any extension of such development term.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EXELIXIS, INC.

Date: November 5, 2007	By:	/s/ James B. Bucher
James B. Bucher
Vice President, Corporate Legal
Affairs and Secretary